Exhibit 99.906CERT

EXHIBIT 3: CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of H&Q HEALTHCARE INVESTORS, do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of H&Q HEALTHCARE INVESTORS for the period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of H&Q HEALTHCARE INVESTORS for the stated period.

Dated:	12/5/07

	/s/ Daniel R. Omstead		/s/ Carolyn Haley
	Name:	Daniel R. Omstead	Name:	Carolyn Haley
	Title:	President	Title:	Treasurer

A signed original of this written statement required by Section 906 has been provided to H&Q HEALTHCARE INVESTORS and will be retained by H&Q HEALTHCARE INVESTORS and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.